Fees Summary	Oct. 29, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	117.81
Total Transaction Valuation	1,354,123.65
Total Offset Amount	0.00
Net Fee	$ 117.81
Offset Table N/A	N/A